UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                     February 15, 2006 (February 14, 2006)

                                    WQN, Inc.
         -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-27751                75-2838415
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  (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of  Incorporation)                                     Identification No.)


               14911 Quorum Drive, Suite 140, Dallas, Texas, 75254
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: 972-361-1980

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
             -------------

On February 14, 2006, VoIP, Inc. (OTCBB: VOII) filed a registration statement on Form S-1 (the "Registration Statement") to enable the selling shareholders named in the registration statement to sell their shares from time to time in registered transactions. Included for registration in the Registration Statement were 2,250,000 shares of VoIP common stock held by the registrant. The registrant holds approximately 10.2 million shares of VoIP common stock on a fully diluted basis, assuming the conversion of a convertible promissory note convertible into 3,490,566 shares of VoIP. After the Registration Statement becomes effective, the registrant may sell or pledge such registered shares of VoIP from time to time for working capital purposes or for other corporate needs.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This announcement does not constitute an offer to sell or a solicitation of an offer to buy the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This offering is made only by means of a prospectus. When available, a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 may be obtained by contacting Att: Investor Relations, WQN, Inc. at 509 Madison Avenue, Suite 1510, New York, NY 10022 and
(212) 774-3656.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    February 15, 2006



                                       WQN, INC.


                                       By:  /s/ David S. Montoya
                                            --------------------

                                            David S. Montoya
                                            Chief Financial Officer